UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2022

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 Powell Street, 12th Floor, Emeryville, CA
(Address of Principal Executive Offices)
94608
(Zip Code)
(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	NMIH	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2022 (the “Original Form 8-K”) by NMI Holdings, Inc. (the “Company”). This Amendment No. 1 is being filed by the Company solely to correct a typographical error found in Exhibit 99.1 of the Original Form 8-K in the primary portfolio trends table. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.
The Company is including the revised table below.

Primary portfolio trends	As of and for the three months ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
	($ Values In Millions)
New insurance written	$18,342	$18,084	$22,751	$26,397	$19,782	$18,499
New risk written	4,786	4,640	5,650	6,531	4,868	4,577
Insurance in force (IIF) (1)	152,343	143,618	136,598	123,777	111,252	104,494
Risk in force (1)	$38,661	36,253	34,366	31,206	28,164	26,568
Policies in force (count) (1)	512,316	490,714	471,794	436,652	399,429	381,899
Average loan size ($ value in thousands) (1)	$297	$293	$290	$283	$279	$274
Coverage percentage (2)	25.4%	25.2%	25.2%	25.2%	25.3%	25.4%
Loans in default (count) (1)	6,227	7,670	8,764	11,090	12,209	13,765
Default rate (1)	1.22%	1.56%	1.86%	2.54%	3.06%	3.60%
Risk in force on defaulted loans (1)	$435	$546	$625	$785	$874	$1,008
Net premium yield (3)	0.31%	0.32%	0.34%	0.36%	0.37%	0.39%
Earnings from cancellations	$5.1	$7.7	$7.0	$9.9	$11.7	$12.6
Annual persistency (4)	63.8%	58.1%	53.9%	51.9%	55.9%	60.0%
Quarterly run-off (5)	6.7%	8.1%	8.0%	12.5%	12.5%	13.1%
\
(1)    Reported as of the end of the period.
(2)    Calculated as end of period risk-in-force (RIF) divided by end of period IIF.
(3)    Calculated as net premiums earned, divided by average primary IIF for the period, annualized.
(4)    Defined as the percentage of IIF that remains on our books after a given twelve-month period.
(5)    Defined as the percentage of IIF that is no longer on our books after a given three-month period.

The information included in, or furnished with, this Item 2.02, has been "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, ("Exchange Act") nor shall it be deemed incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.
Exhibit No.    Description
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: February 15, 2022	By:	/s/ William J. Leatherberry
William J. Leatherberry
EVP, General Counsel

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